Exhibit 10.21

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

SLA – Digital Core Design

Software License Agreement

Software License Agreement (“AGREEMENT”) between DCD, Digital Core Design, a Bytom corporation with place of business located at Worclawska 94, Byton 41-903, Poland (“IP SUPPLIER”), and PVI Solutions Inc., a Petaluma, corporation whose business address is 201 1st St Suite 111, Petaluma, CA 94952, USA (“LICENSEE”).

1.	LICENSE. Upon execution of payment for the SOFTWARE by LICENSEE to IP SUPPLIER, IP SUPPLIER hereby grants to LICENSEE and LICENSEE accepts, subject to the terms of this AGREEMENT, non-exclusive, non-transferable, royalty free, and nonassignable Unlimited Design License to use the current version of the SOFTWARE described in the Schedule I attached hereto (“SOFTWARE”), in an unlimited number of designs. Use of the SOFTWARE for any design outside the LICENSED SITE listed in the Schedule 2, attached here (“LICENSED SITE”), is prohibited.

2.	CONDITIONS ON USE. The SOFTWARE is for the LICENSEE’S own use inside the LICENSED SITE. LICENSEE shall not sublicense, distribute, rent, lease, time share, or assign the SOFTWARE or documentation without the prior written approval from IP SUPPLIER, LICENSEE has the right to integrate SOFTWARE with LICENSEE’S own products inside ASIC, CPLD and FPGA (“CHIPS”), and distribute the CHIPS as a standalone product or components of LICENSEE’s products.

3.	TITLE. Title to the SOFTWARE and accompanying documentation shall remain with IP SUPPLIER. The SOFTWARE and documentation have to contain unchanged information about IP SUPPLIER rights.

4.	TERM. This AGREEMENT shall commence upon its execution by both LICENSEE and IP SUPPLIER and, unless sooner terminated pursuant to Section 11, shall continue indefinitely thereafter.

5.	AUTHORIZED USE. This License grants use of the SOFTWARE on the developed design by the LICENSEE. Inside the LICENSED SITE. LICENSEE may copy the SOFTWARE for backup purposes only. LICENSEE agrees to reproduce and incorporate IP SUPPLIER’s trade secrets and copyright notice in all copies. LICENSEE has no other rights to use the SOFTWARE.

6.	CONFIDENTIAL INFORMATION. LICENSEE acknowledges that the IP SUPPLIER asserts that the SOFTWARE and associated documentation contain confidential and trade secret information of IP SUPPLIER, LICENSEE agrees to treat as confidential and safeguard the SOFTWARE and all permitted copies thereof, and to restrict access thereto to LICENSEE’s employees having a need for such access and who have been instructed as to its confidential status and not disclose the SOFTWARE, or any properly marked information about its operation, performance, design, or implementation to any other party without written authorization from IP SUPPLIER. LICENSEE’s obligation with respect to, Section 3, 6, and 7 shall survive any termination of this AGREEMENT.

7.	OWNERSHIP. IP SUPPLIER represents that, it is the owner of the SOFTWARE and has good title free and clear of any claim, lien, or other encumbrance to the SOFTWARE and has the right to grant LICENSEE a license for its use.

8.	LIMITED WARRANTY ON MEDIA. IP SUPPLIER warrants software magnetic media to be free from defects in materials and workmanship under normal use for ninety (90) days after receipt by LICENSEE. During this 90 day period, LICENSEE may return a defective tape a diskette to IP SUPPLIER and it will be replaced without charge.

9.	DISCLAIMER OF SOFTWARE WARRANTY. IP SUPPLIER warrants that the SOFTWARE was independently developed, and IP SUPPLIER has the right to license and distribute the SOFTWARE to the LICENSEE as provided herein. IP SUPPLIER also warrants and represents that the SOFTWARE does not infringe the copyright, trade secret, or to the IP SUPPLIER’S knowledge, any patent rights of a third party. IP SUPPLIER does not warrant that the functions contained in the SOFTWARE will meet LICENSEE’S requirements or operate in the combination that may be selected by the LICENSEE, that the operation of the SOFTWARE will be uninterrupted or error free. The agents, dealers, and employees of IP SUPPLIER are not authorized to make any modifications to this warranty, or additional warranties binding on IP SUPPLIER about or for this SOFTWARE.

10.	LIMITATION OF LIABILITY. IP SUPPLIER warrants that the SOFTWARE will conform, as to all operational features as listed in Schedule 1, to IP SUPPLIER’s current published specifications on the date of delivery. LICENSEE must notify IP SUPPLIER in writing, within ninety (90) days of delivery of the SOFTWARE to the LICENSEE, of its claim of a defect. If SOFTWARE is found defective, IP SUPPLIERS’s sole obligation under this warranty is to remedy such defect in a manner consistent with IP SUPPLIER’s regular business practices.

The above is a limited warranty and it is the only warranty made by TP SUPPLIER, IP SUPPLIER MAKES AND LICENSEE RECEIVES NO OTHER WARRANTY EXPRESS OR IMPLIED AND THERE ARE EXPRESSLY EXCLUDED ALL WARRANTIES OF NONINFRIGEMENT, MERCHANTABILITY OR FITNESS FOR ANY PARTICULAR PURPOSE.

IP SUPPLIER’s liability for breach of this AGREEMENT shall be limited to the repair or replacement of the SOFTWARE or refund any fees paid by LICENSEE to IP SUPPLIER in the preceding twelve (12) months for the SOFTWARE. IP SUPPLIER SHALL HAVE NO LIABILITY WITH RESPECT TO ITS OBLIGATIONS UNDER THIS AGREEMENT FOR CONSEQUENTIAL, EXEMPLARY, OR INCIDENTAL DAMAGES (INCLUDING LOSS OR DAMAGE SUFFERED BY LICENSEE AS A RESULT OF ANY ACTION BROUGHT BY A THIRD PARTY) EVEN IF IT HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. The stated express warranty is in lieu of all liabilities or Obligations of IP SUPPLIER for damages arising out of or in connection with the delivery, use, or performance of the SOFTWARE.

LICENSEE agrees that IP SUPPLIER’s liability arising out of contract, negligence, strict liability in tort or warranty shall not exceed any amounts paid by LICENSEE in the preceding twelve (12) months for the SOFTWARE.

11.	TERMINATION. IP SUPPLIER may terminate this AGREEMENT upon written notice, effective immediately, if LICENSEE fails to comply with any of the terms and conditions of the AGREEMENT. Upon termination, LICENSEE shall discontinue use of the SOFTWARE and documentation and return all copies to IP SUPPLIER at LICENSEE’S expense. Both parties shall also have the right to terminate this license in the event that the other party (i) terminates or suspends its business or (ii) becomes insolvent or becomes subject to direct control by a trustee, receiver or similar authority.

Without limiting any of the above provisions, in the event of termination as a result of the LICENSEE’s failure to comply with any of its obligations under this license AGREEMENT, the LICENSEE shall continue to be obligated for any payments due. Termination of the license shall be in addition to and not in lieu of any equitable remedies available to IP SUPPLIER.

12.	ENTIRE AGREEMENT. This document is the entire agreement between LICENSEE and IP SUPPLIER concerning the SOFTWARE. This AGREEMENT shall be governed by the Polish law.

13.	GENERAL

(a) No action, regardless of form, arising out of this AGREEMENT may be brought by LICENSEE more than two years after the cause of action has arisen.

(b) If any provision of this AGREEMENT is invalid under any applicable statute or rule of law, it is to that extent to be deemed omitted.

(c) The LICENSEE may not assign or sub-license, without the prior written consent of IP SUPPLIER, its rights, duties or obligations under this AGREEMENT to other person or entity, in whole or in part.

(d) IP SUPPLIER shall have the right to collect from LICENSEE its reasonable expenses incurred in enforcing this AGREEMENT including attorney’s fees.

(e) The waiver or failure of IP SUPPLIER to exercise in any respect any right provided for herein shall not be deemed a waiver of any further right hereunder.

(f) License fee is started in a Purchase Order issued by LICENSEE. Payment is done in advance following date placed below along with LICENSEE signature.

(g) SOFTWARE is delivered via FTP site to LICENSEE within two (2) days after reception of payment. All hard-copy SOFTWARE deliverables as listed in Schedule 1, are shipped within one week after reception of payment.

ACCEPTED BY:

IP SUPPLIER		LICENSEE

By:	/s/ Tomek Krzyzak	By:	/s/ Martin Fornage
Name:	Tomek Krzyzak	Name:	Martin Fornage
Title:	Vice President	Title:	CTO
Date:	08-May-2007	Date:	08-May-2007

License Agreement – Digital Core Design sp. z o.o. sp. k.	Dec-2010

Annex to License Agreement

Annex to License Agreement (“ANNEX”) is dated 8th December 2010 (“EFFECTIVE DATE”) and entered between Digital Core Design company located at Wroclawska 94, Bytom 41-902, Poland hereinafter referred to as “LICENSOR”, and PVI Solutions Inc. a Petaluma corporation whose business address is 201 1st St Suite 111, Petaluma, CA 94952, USA hereinafter referred to as “LICENSEE”.

All rights and duties of current License Agreement (“AGREEMENT”) executed between LICENSEE and LICENSOR have been assigned to LICENSOR’s legal successor named Digital Core Design sp. z o.o. sp. k., registered at no. KRS 0000360538, with its principal place of business located at Wroclawska 94, Bytom 41-902, Poland (“SUCCESSOR”). The other terms of AGREEMENT remain unchanged and shall bind the SUCCESSOR.

This ANNEX has been read, understood, accepted by LICENSEE, LICENSOR and SUCCESOR. The ANNEX is in effect at EFFECTIVE DATE and has been executed in three copies - one for each party.

ACCEPTED BY:

LICENSOR		LICENSEE

By:	/c/ Jacek Hanke	By:	/c/ Martin Fornage
Name:	Jacek Hanke	Name:	Martin Fornage
Title:	President	Title:	CTO
Date:	08-December-2010	Date:	08-December-2010

SUCCESSOR

By:	/c/ Piotr Kandora
Name:	Piotr Kandora
Title:	Member Board of Directors
Date:	08-December-2010

SLA – Digital Core Design

Schedule 1

Software Description

The SOFTWARE is defined as:

A. [***]

•	Synthesizable VERILOG HDL Source code

•	[***]

•	[***]

•	16-bit program addressing mode – 8051 instructions set

•	[***]

•	[***]

•	[***]

•	[***]

•	[***] : [***]

•	[***] : [***]

•	[***] : [***]

•	[***]

•	[***]

•	[***]

•	[***]

•	[***]

•	[***]

•	[***]

•	[***]

•	[***]

•	[***]

•	VERILOG test bench environments

•	Active-HDL automatic simulation macros

•	NCSim automatic simulation macros

•	ModelSim automatic simulation macros

•	Tests with reference responses

•	Technical documentation

•	Installation notes & Tests plan

•	HDL core specification & Instructions set details

•	Datasheet

•	Synthesis scripts - Design Compiler

•	Example application

•	Technical support

•	Perpetual warranty for core functionality

•	IP Core implementation support

•	3 months of maintenance

•	Delivery the IP Core updates, minor and major versions changes, the documentation updates

[***] = CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

•	Design consulting

•	Phone & email support

B. [***]

•	Synthesizable VERILOG HDL Source code

•	[***]

•	[***]

•	[***]

•	[***]

•	Technical documentation

•	Installation notes & Tests plan

SLA – Digital Core Design

•	HDL core specification

•	Datasheet

•	VERILOG test bench environments

•	Active-HDL automatic simulation macros

•	NCSim automatic simulation macros

•	ModelSim automatic simulation macros

•	Tests with reference to responses

•	Example application

•	Synthesis scripts-Design Compiler

•	Technical support

•	Perpetual warranty for core functionality

•	IP Core implementation support

•	3 months of maintenance

•	Delivery the IP Core updates, minor and major versions changes, the documentation updates

•	Design consulting

•	Phone & email support

ACCEPTED BY:

IP SUPPLIER		LICENSEE

By:	/s/ Tomek Krzyzak	By:	/s/ Martin Fornage
Name:	Tomek Krzyzak	Name:	Martin Fornage
Title:	Vice President	Title:	CTO
Date:	08-May-2007	Date:	08-May-2007

[***] = CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

SLA – Digital Core Design

Schedule 2

Licensed Site(s)

LICENSED SITE means a geographic location in which business is conducted, with a radius of no more than ten (10) kilometers.

LICENSED SITE(S):

1.	LICENSEE business address.

LICENSED SITE is defined as LICENSEE’s office located in the same country as LICENSEE. Each company controlled by LICENSEE is treated as a separate company and cannot be listed in this schedule as LICENSED SITE(S) Number of sites is limited to three (3) per one Multi-Site license. LICENSED SITE(S) can be added by LICENSE without additional fees, as long as they are in accordance to this AGREEMENT. Either party cannot unreasonably withhold acceptance of modification to this schedule made by other party.

ACCEPTED BY:

IP SUPPLIER		LICENSEE

By:	/s/ Tomek Krzyzak	By:	/s/ Martin Fornage
Name:	Tomek Krzyzak	Name:	Martin Fornage
Title:	Vice President	Title:	CTO
Date:	08-May-2007	Date:	08-May-2007